SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                               November 19, 2002
                ________________________________________________
                Date of Report (Date of earliest event reported)


                                INETEVENTS, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


       Nevada                      000-33129                       95-4581903
________________________________________________________________________________
  (State or other                 (Commission                    (IRS Employer
   jurisdiction of                File Number)                   Identification
   incorporation)                                                     No.)


                       9171 Wilshire Boulevard, Suite 600
                         Beverly Hills, California 90210
                    ________________________________________
                    (Address of principal executive offices)


                                 (310) 734-9064
              ____________________________________________________
              (Registrant's telephone number, including area code)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


                  On November 19, 2002, the accounting firm of Good Swartz Brown & Berns, LLP resigned from the audit responsibilities of Registrant. Registrant intends to engage Kyle L. Tingle, certified public accountant, as the successor accountant for Registrant and Registrant will file a Form 8-K when said accountant has been engaged.

                  Registrant is not aware of any disagreements with its former accountant, whether resolved or not resolved, on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to said accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreements(s) in connection with its report.

                  Registrant will provide any additional information that may be required in a Form 8-K, or an amendment to this Form 8-K, to comply with Item 304(a)(1), including compliance with Item 304(a)(3), of Regulation S-K, Section 229.304(a)(10) and (a)(3) of said chapter, and the related instructions to Item 304, if required, at the time of the engagement of the successor accountant.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INETEVENTS, INC.
                                        (Registrant)



DATED: December 19, 2002.               /s/ BRANDON STAUBER
                                        _____________________________________
                                            Brandon Stauber
                                            President